Retirement Plans	12 Months Ended
Sep. 30, 2018
Retirement Plans [Abstract]
Retirement Plans
Note 4.	Retirement Plans

We have defined benefit pension plans and other postretirement benefit plans for certain U.S. and non-U.S. employees. Certain plans were frozen for salaried and non-union hourly employees at various times in the past, although some employees meeting certain criteria are still accruing benefits. In addition, we participate in several MEPPs that provide retirement benefits to certain union employees in accordance with various collective bargaining agreements. We also have supplemental executive retirement plans and other non-qualified defined benefit pension plans that provide unfunded supplemental retirement benefits to certain of our current and former executives. The supplemental executive retirement plans provide for incremental pension benefits in excess of those offered in the Plan. The other postretirement benefit plans provide certain health care and life insurance benefits for certain salaried and hourly employees who meet specified age and service requirements as defined by the plans.

The benefits under our defined benefit pension plans are based on either compensation or a combination of years of service and negotiated benefit levels, depending upon the plan. We allocate our pension assets to several investment management firms across a variety of investment styles. Our defined benefit Investment Committee meets at least four times a year with our investment advisors to review each management firm’s performance and monitors its compliance with its stated goals, our investment policy and applicable regulatory requirements in the U.S., Canada, and other jurisdictions.

Investment returns vary. We believe that, by investing in a variety of asset classes and utilizing multiple investment management firms, we can create a portfolio that yields adequate returns with reduced volatility. Our qualified U.S. plans employ a liability matching strategy augmented with Treasury futures to generally fully hedge against interest rate risk. After we consulted with our actuary and investment advisors, we adopted the target allocations in the table that follows for our pension plans to produce the desired performance. These target allocations are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below target ranges or modify the allocations.

Target Allocations

	U.S. Plans		Non-U.S. Plans
	2018	2017	2018	2017
Equity investments	15%	15%	22%	24%
Fixed income investments	75%	70%	70%	65%
Short-term investments	1%	1%	1%	1%
Other investments	9%	14%	7%	10%
Total	100%	100%	100%	100%

Our asset allocations by asset category at September 30 were as follows:

	U.S. Plans		Non-U.S. Plans
	2018	2017	2018	2017
Equity investments	14%	13%	23%	26%
Fixed income investments	73%	73%	69%	64%
Short-term investments	3%	3%	2%	3%
Other investments	10%	11%	6%	7%
Total	100%	100%	100%	100%

We manage our retirement plans in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder (“ERISA”) as well as applicable legislation in Canada and other foreign countries. Our investment policy objectives include maximizing long-term returns at acceptable risk levels, diversifying among asset classes, as applicable, and among investment managers, as well as establishing certain risk parameters within asset classes. We have allocated our investments within the equity and fixed income asset classes to sub-asset classes designed to meet these objectives. In addition, our other investments support multi-strategy objectives.

In developing our weighted average expected rate of return on plan assets, we consulted with our investment advisors and evaluated criteria based on historical returns by asset class and long-term return expectations by asset class. We use a September 30 measurement date. We expect to contribute approximately $22 million to our U.S. and non-U.S. pension plans in fiscal 2019. However, it is possible that our assumptions or legislation may change, actual market performance may vary or we may decide to contribute a different amount. Therefore, the amount we contribute may vary materially. The expense for MEPPs for collective bargaining employees generally equals the contributions for these plans, excluding estimated accruals for withdrawal liabilities.

The weighted average assumptions used to measure the benefit plan obligations at September 30, were:

	Pension Plans
	2018		2017
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Discount rate	4.50%	3.42%	4.09%	3.26%
Rate of compensation increase	3.00%	2.67%	3.00%	3.17%

We determine the discount rate with the assistance of actuaries. At September 30, 2018, the discount rate for the U.S. pension plans was determined based on the yield on a theoretical portfolio of high-grade corporate bonds, and the discount rate for the non-U.S. plans was determined based on a yield curve developed by our actuary. The theoretical portfolio of high-grade corporate bonds used to select the September 30, 2018 discount rate for the U.S. pension plans includes bonds generally rated Aa- or better with at least $100 million outstanding par value and bonds that are non-callable (unless the bonds possess a “make whole” feature). The theoretical portfolio of bonds has cash flows that generally match our expected benefit payments in future years.

Our assumption regarding the future rate of compensation increases is reviewed periodically and is based on both our internal planning projections and recent history of actual compensation increases.

We typically review our expected long-term rate of return on plan assets periodically through an asset allocation study with either our actuary or investment advisor. In fiscal 2019, our expected rate of return used to determine net periodic benefit cost is 6.50% for our U.S. plans and 4.69% for our non-U.S. plans. Our expected rates of return in fiscal 2019 are based on an analysis of our long-term expected rate of return and our current asset allocation.

During the second quarter of fiscal 2017, our year-to-date lump sum payments to certain beneficiaries of the Plan, together with several one-time severance benefit payments out of the Plan, triggered pension settlement accounting and a remeasurement of the Plan as of February 28, 2017. As a result of settlement accounting, we recognized as a current period expense a pro-rata portion of the unamortized net actuarial loss, after remeasurement, and recorded a $28.7 million non-cash charge to our earnings in the second quarter of 2017. The lump sum payments were to certain eligible former employees who were not currently receiving a monthly benefit. Eligible former employees whose present value of future pension benefits exceeded a certain minimum threshold had the option to either voluntarily accept lump sum payments or to not accept the offer and continue to be entitled to their monthly benefit upon retirement. Lump sum and one-time severance benefits payments of $203.7 million were made out of existing assets of the Plan in the first half of fiscal 2017. The discount rate used in the plan remeasurement was 4.49%, an increase from 4.04% for the Plan at September 30, 2016. The expected long-term rate of return on plan assets was unchanged. As a result of the February 28, 2017 remeasurement, the funded status of the Plan increased by $73.2 million as compared to September 30, 2016. The increase in the funded status was primarily due to a reduction in the plan obligations due to the increase in the discount rate. In the second half of fiscal 2017, we made $ 27.1 million in lump sum payments to certain beneficiaries of the Plan, resulting in total fiscal 2017 lump sum payments of $230.8 million and a total fiscal 2017 non-cash charge to our earnings of $32.6 million.

On September 21, 2016, we used plan assets to settle $2.5 billion in pension obligations of the Plan by purchasing group annuity contracts from Prudential. This transaction transferred payment responsibility to Prudential for retirement benefits owed to approximately 35,000 U.S. retirees and their beneficiaries. As a result of the transaction, we recorded a non-cash charge of $370.7 million pre-tax. The settlement reduced our overall U.S. pension obligations and assets by approximately 40%. The monthly retirement benefit payment amounts currently received by retirees and their beneficiaries did not change as a result of this transaction. Those Plan participants not included in the transaction remain in the Plan, and responsibility for payment of the retirement benefits remains with us.

In October 2014, we entered into a master agreement with the USW that applied to substantially all of our legacy RockTenn facilities represented by the USW at that time. The agreement has a six year term and covers a number of specific items, including wages, medical coverage and certain other benefit programs, substance abuse testing and successorship. Individual facilities will continue to have local agreements for subjects not covered by the master agreement and those agreements will continue to have staggered terms.

The following table shows the changes in benefit obligation and plan assets, and the plan’s funded status for the years ended September 30 (in millions):

	Pension Plans
	2018		2017
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Change in projected benefit obligation:
Benefit obligation at beginning of fiscal year	$3,941.9	$1,502.2	$4,231.7	$925.2
Service cost	36.7	8.0	38.0	7.1
Interest cost	157.7	46.9	165.2	32.6
Amendments	9.3	—	3.5	—
Actuarial gain	(186.8)	(90.3)	(149.1)	(57.6)
Plan participant contributions	—	2.5	—	1.7
Special termination benefits	—	—	12.5	—
Benefits paid	(175.3)	(82.8)	(141.4)	(65.1)
Business combinations	—	3.5	—	621.0
Curtailments	—	(0.7)	—	—
Settlements	—	(5.5)	(229.3)	(0.4)
Foreign currency rate changes	—	(43.6)	—	65.1
Other adjustments	—	—	10.8	—
Business divestitures	—	—	—	(27.4)
Benefit obligation at end of fiscal year	$3,783.5	$1,340.2	$3,941.9	$1,502.2

Change in plan assets:
Fair value of plan assets at beginning of fiscal year	$4,107.9	$1,414.7	$4,301.5	$774.1
Actual (loss) gain on plan assets	(24.9)	39.9	104.2	2.4
Employer contributions	13.5	24.2	15.3	19.2
Plan participant contributions	—	2.5	—	1.7
Benefits paid	(175.3)	(82.8)	(141.4)	(65.1)
Business combinations	—	0.7	—	622.1
Settlements	—	(5.5)	(229.3)	(0.4)
Business divestitures	—	—	—	(0.7)
Foreign currency rate changes	—	(43.5)	—	61.4
Other adjustments	—	—	57.6	—
Fair value of plan assets at end of fiscal year	$3,921.2	$1,350.2	$4,107.9	$1,414.7
Funded status	$137.7	$10.0	$166.0	$(87.5)

Amounts recognized in the consolidated balance sheet:
Non-current assets	$305.7	$114.3	$340.4	$27.6
Other current liability	(10.1)	(0.9)	(9.3)	(0.8)
Accrued pension and other long-term benefits	(157.9)	(103.4)	(165.1)	(114.3)
Over (under) funded status at end of fiscal year	$137.7	$10.0	$166.0	$(87.5)

Although the U.S. pension plans were in a net over funded position at September 30, 2018, certain U.S. plans have benefit obligations in excess of plan assets. These plans, that consist primarily of non-qualified plans, have aggregate projected benefit obligations of $197.0 million, aggregate accumulated benefit obligations of $195.3 million, and aggregate fair value of plan assets of $29.5 million at September 30, 2018.

The accumulated benefit obligation of U.S. and non-U.S. pension plans was $5,081.3 million and $5,390.7 million at September 30, 2018 and 2017, respectively.

The pre-tax amounts in accumulated other comprehensive loss at September 30 not yet recognized as components of net periodic pension cost, including noncontrolling interest, consist of (in millions):

	Pension Plans
	2018		2017
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Net actuarial loss	$631.2	$105.6	$547.3	$173.9
Prior service cost	32.3	0.3	27.6	0.4
Total accumulated other comprehensive loss	$663.5	$105.9	$574.9	$174.3

The pre-tax amounts recognized in other comprehensive (income) loss, including noncontrolling interest, are as follows at September 30 (in millions):

	Pension Plans
	2018	2017	2016
Net actuarial loss (gain) arising during period	$38.7	$(48.8)	$355.4
Amortization and settlement recognition of net actuarial loss	(20.6)	(57.7)	(381.6)
Prior service cost arising during period	9.3	3.4	1.5
Amortization of prior service cost	(4.7)	(4.1)	(3.9)
Net other comprehensive loss (income) recognized	$22.7	$(107.2)	$(28.6)

The net periodic pension cost recognized in the consolidated statements of operations is comprised of the following for fiscal years ended (in millions):

	Pension Plans
	2018	2017	2016
Service cost	$44.8	$45.1	$51.4
Interest cost	204.6	197.8	310.3
Expected return on plan assets	(328.4)	(313.1)	(412.3)
Amortization of net actuarial loss	21.2	25.4	11.0
Amortization of prior service cost	4.7	4.1	3.9
Curtailment gain	(0.6)	—	(1.6)
Settlement (gain) loss	(0.5)	32.7	370.7
Special termination benefits	—	12.5	18.4
Company defined benefit plan (income) expense	(54.2)	4.5	351.8
Multiemployer and other plans	1.4	4.7	5.8
Net pension (income) cost	$(52.8)	$9.2	$357.6

The Multiemployer and other plans line in the table above excludes the estimated withdrawal liabilities recorded in fiscal 2018. For additional information, see “Note 4. Retirement Plans — Multiemployer Plans”. The fiscal 2017 and 2016 special termination benefits were recorded to restructuring in connection with the Combination, and are excluded from the calculation of pension funding more than expense.

The Consolidated Statements of Operations line item “Pension and other postretirement non-service income (expense)” is equal to the non-service elements of our “Company defined benefit plan (income) expense” and our “Net postretirement cost” outlined in this note excluding special termination benefits (recorded in restructuring in connection with the Combination).

Weighted-average assumptions used in the calculation of benefit plan expense for fiscal years ended:

	Pension Plans
	2018		2017		2016
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Discount rate	4.09%	3.26%	4.30%	3.08%	4.70%	3.89%
Rate of compensation increase	3.00%	2.65%	3.00%	3.09%	2.50%	3.10%
Expected long-term rate of return on plan assets	6.50%	4.98%	6.50%	6.03%	5.88%	6.34%

In fiscal 2018, 2017 and 2016, for our U.S. pension and postretirement plans, we considered the mortality tables from the Society of Actuaries and evaluated our mortality experience to establish mortality assumptions. Based on our experience and in consultation with our actuaries, we utilized the base RP-2014 mortality tables with a gender and job classification specific increase, and applied an improvement scale with generational improvements that is generally based on Social Security Administration analysis and assumptions. The increases for fiscal 2018 were 10% for white collar males, 14% for blue collar males, 11% for white collar females, and 10% for blue collar females. The increases for fiscal 2017 were 9% for white collar males, 12% for blue collar males, 11% for white collar females, and 9% for blue collar females. The increases for fiscal 2016 were 6% for white collar males, 10% for blue collar males, 12% for white collar females, and 19% for blue collar females. In fiscal 2018, 2017 and 2016 our Canadian pension and postretirement plans utilized the 2014 Private Sector Canadian Pensioners Mortality Table adjusted to reflect industry and our mortality experience and applied Canadian Pensioner’s Mortality Improvement Scale B with generational improvements.

The estimated losses that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in fiscal 2019 are as follows (in millions):

	Pension Plans
	U.S. Plans	Non-U.S. Plans
Actuarial loss	$22.7	$5.3
Prior service cost	5.2	0.1
Total	$27.9	$5.4

Our projected estimated benefit payments (unaudited), which reflect expected future service, as appropriate, are as follows (in millions):

	Pension Plans
	U.S. Plans	Non-U.S. Plans
Fiscal 2019	$209.1	$80.1
Fiscal 2020	$218.6	$80.9
Fiscal 2021	$223.0	$79.8
Fiscal 2022	$231.7	$80.0
Fiscal 2023	$218.5	$80.2
Fiscal Years 2024 – 2028	$1,168.9	$398.9

The following table summarizes our pension plan assets measured at fair value on a recurring basis (at least annually) as of September 30, 2018 (in millions):

	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Equity securities:
U.S. equities (1)	$165.5	$165.5	$—
Non-U.S. equities (1)	8.2	8.2	—
Fixed income securities:
U.S. government securities (2)	435.8	—	435.8
Non-U.S. government securities (3)	127.5	—	127.5
U.S. corporate bonds (3)	1,493.6	108.4	1,385.2
Non-U.S. corporate bonds (3)	380.8	49.3	331.5
Other fixed income (4)	319.4	—	319.4
Short-term investments (5)	149.0	149.0	—
Benefit plan assets measured in the fair value hierarchy	$3,079.8	$480.4	$2,599.4
Assets measured at NAV (6)	2,191.6
Total benefit plan assets	$5,271.4

The following table summarizes our pension plan assets measured at fair value on a recurring basis (at least annually) as of September 30, 2017 (in millions):

	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Equity securities:
U.S. equities (1)	$136.7	$136.6	$0.1
Non-U.S. equities (1)	40.0	40.0	—
Fixed income securities:
U.S. government securities (2)	452.0	—	452.0
Non-U.S. government securities (3)	130.0	—	130.0
U.S. corporate bonds (3)	1,515.4	92.3	1,423.1
Non-U.S. corporate bonds (3)	373.7	51.1	322.6
Mortgage-backed securities (3)	0.1	—	0.1
Other fixed income (4)	311.4	—	311.4
Short-term investments (5)	184.6	184.6	—
Benefit plan assets measured in the fair value hierarchy	$3,143.9	$504.6	$2,639.3
Assets measured at NAV (6)	2,378.7
Total benefit plan assets	$5,522.6

(1)

Equity securities are comprised of the following investment types: (i) common stock, (ii) preferred stock and (iii) equity exchange traded funds. Level 1 investments in common and preferred stocks and exchange traded funds are valued using quoted market prices multiplied by the number of shares owned.

(2)	U.S. government securities include treasury and agency debt. These investments are valued using broker quotes in an active market.
(3)

The level 1 non-U.S. government securities investment is an exchange traded fund valued using quoted market prices. The level 1 U.S. corporate bonds category is primarily comprised of U.S. dollar denominated investment grade securities and valued using quoted market prices. Level 2 investments are valued utilizing a market approach that includes various valuation techniques and sources such as value generation models, broker quotes in active and non-active markets, benchmark yields and securities, reported trades, issuer spreads, and/or other applicable reference data.

(4)

Other fixed income is comprised of municipal and asset-backed securities. Investments are valued utilizing a market approach that includes various valuation techniques and sources, such as broker quotes in active and non-active markets, benchmark yields and securities, reported trades, issuer spreads and/or other applicable reference data.

(5)	Short-term investments are valued at $1.00/unit, which approximates fair value. Amounts are generally invested in interest-bearing accounts.
(6)	Investments that are measured at net asset value (“NAV”) (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy.

The following table summarizes assets measured at fair value based on NAV per share as a practical expedient as of September 30, 2018 and 2017 (in millions):

	Fair value	Redemption Frequency	Redemption Notice Period	Unfunded Commitments
September 30, 2018
Hedge funds (1)	$47.9	Monthly	Up to 30 days	$—
Commingled funds, private equity, private real estate investments, and equity related investments (2)	1,092.9	Monthly	Up to 60 days	75.3
Fixed income and fixed income related instruments (3)	1,050.8	Monthly	Up to 10 days	—
	$2,191.6			$75.3
September 30, 2017
Hedge funds (1)	$64.2	Quarterly	Up to 91 days	$—
Commingled funds, private equity, private real estate investments, and equity related investments (2)	1,207.6	Monthly	Up to 60 days	98.8
Fixed income and fixed income related instruments (3)	1,106.9	Monthly	Up to 10 days	—
	$2,378.7			$98.8

(1)

Hedge fund investments are primarily made through shares of limited partnerships or similar structures. Hedge funds are typically valued monthly by third-party administrators that have been appointed by the funds’ general partners. Hedge funds have been valued using NAV as a practical expedient.

(2)

Commingled fund investments are valued at the net asset value per share multiplied by the number of shares held. The determination of net asset value for the commingled funds includes market pricing of the underlying assets as well as broker quotes and other valuation techniques. Commingled funds have been valued using NAV as a practical expedient.

(3)

Fixed income and fixed income related instruments consist of commingled debt funds, which are valued at their net asset value per share multiplied by the number of shares held. The determination of net asset value for the commingled funds includes market pricing of the underlying assets as well as broker quotes and other valuation techniques. Commingled debt funds have been valued using NAV as a practical expedient.

We maintain holdings in certain private equity partnerships and private real estate investments for which a liquid secondary market does not exist. The private equity partnerships are commingled investments. Valuation techniques, such as discounted cash flow and market based comparable analyses, are used to determine fair value of the private equity investments. Unobservable inputs used for the discounted cash flow technique include projected future cash flows and the discount rate used to calculate present value. Unobservable inputs used for the market-based comparisons technique include earnings before interest, taxes, depreciation and amortization multiples in other comparable third-party transactions, price to earnings ratios, liquidity, current operating results, as well as input from general partners and other pertinent information. Private equity investments have been valued using NAV as a practical expedient.

Private real estate investments are commingled investments. Valuation techniques, such as discounted cash flow and market based comparable analyses, are used to determine fair value of the private equity investments. Unobservable inputs used for the discounted cash flow technique include projected future cash flows and the discount rate used to calculate present value. Unobservable inputs used for the market-based comparison technique include a combination of third party appraisals, replacement cost, and comparable market prices. Private real estate investments have been valued using NAV as a practical expedient.

Equity-related investments are hedged equity investments in a commingled fund that consist primarily of equity indexed investments which are hedged by options and also hold collateral in the form of short term treasury securities. Equity related investments have been valued using NAV as a practical expedient.

Postretirement Plans

The postretirement benefit plans provide certain health care and life insurance benefits for certain salaried and hourly employees who meet specified age and service requirements as defined by the plans.

The weighted average assumptions used to measure the benefit plan obligations at September 30 were:

	Postretirement plans
	2018		2017
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Discount rate	4.50%	6.61%	4.09%	6.51%
Rate of compensation increase	N/A	N/A	N/A	7.37%

The following table shows the changes in benefit obligation and plan assets, and the plan’s funded status for the fiscal years ended September 30 (in millions):

	Postretirement Plans
	2018		2017
Change in projected benefit obligation:	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Benefit obligation at beginning of fiscal year	$98.1	$68.1	$90.7	$62.6
Service cost	0.7	0.8	0.1	0.8
Interest cost	3.9	4.0	3.3	4.1
Amendments	(1.4)	—	(3.4)	(1.0)
Actuarial (gain) loss	(2.5)	(5.2)	14.1	0.4
Benefits paid	(7.8)	(2.6)	(8.0)	(2.7)
Business combinations	—	—	1.3	2.0
Business divestitures	—	—	—	(0.4)
Curtailments	—	(2.1)	—	(0.3)
Foreign currency rate changes	—	(7.5)	—	2.6
Benefit obligation at end of fiscal year	$91.0	$55.5	$98.1	$68.1

Change in plan assets:
Fair value of plan assets at beginning of fiscal year	$—	$—	$—	$—
Employer contributions	7.8	2.6	8.0	2.7
Plan participant contributions	—	—	—	—
Benefits paid	(7.8)	(2.6)	(8.0)	(2.7)
Fair value of plan assets at end of fiscal year	$—	$—	$—	$—
Funded Status	$(91.0)	$(55.5)	$(98.1)	$(68.1)

Amounts recognized in the consolidated balance sheet:
Other current liability	$(8.8)	$(2.9)	$(9.8)	$(3.0)
Accrued postretirement and other long-term benefits	(82.2)	(52.6)	(88.3)	(65.1)
Under funded status at end of fiscal year	$(91.0)	$(55.5)	$(98.1)	$(68.1)

The pre-tax amounts in accumulated other comprehensive loss at September 30 not yet recognized as components of net periodic postretirement cost, including noncontrolling interest, consist of (in millions):

	Postretirement Plans
	2018		2017
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Net actuarial (gain) loss	$(11.2)	$(3.8)	$(9.1)	$4.2
Prior service credit	(11.3)	(1.0)	(13.9)	(1.4)
Total accumulated other comprehensive (income) loss	$(22.5)	$(4.8)	$(23.0)	$2.8

The pre-tax amounts recognized in other comprehensive (income) loss, including noncontrolling interest, are as follows at September 30 (in millions):

	Postretirement Plans
	2018	2017	2016
Net actuarial (gain) loss arising during period	$(9.7)	$14.7	$(1.4)
Amortization and settlement recognition of net actuarial (loss) gain	(0.3)	1.3	1.9
Prior service credit arising during period	(1.5)	(4.4)	(3.8)
Amortization or curtailment recognition of prior service credit	4.4	4.5	2.1
Net other comprehensive (income) loss recognized	$(7.1)	$16.1	$(1.2)

The net periodic postretirement cost recognized in the consolidated statements of operations is comprised of the following for fiscal years ended (in millions):

	Postretirement Plans
	2018	2017	2016
Service cost	$1.5	$0.9	$2.3
Interest cost	7.9	7.4	8.1
Amortization of net actuarial loss (gain)	0.3	(1.3)	(2.0)
Amortization of prior service credit	(4.4)	(4.5)	(2.1)
Curtailment gain	(0.1)	(0.3)	—
Net postretirement cost	$5.2	$2.2	$6.3

The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation (“APBO”) are as follows at September 30, 2018:

U.S. Plans
Health care cost trend rate assumed for next year	6.03%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.43%
Year the rate reaches the ultimate trend rate	2037

Non-U.S. Plans
Health care cost trend rate assumed for next year	5.51%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.51%
Year the rate reaches the ultimate trend rate	2018

As of September 30, 2018, the effect of a 1% change in the assumed health care cost trend rate would increase the APBO by approximately $7 million or decrease the APBO by approximately $6 million, and would increase the annual net periodic postretirement benefit cost for fiscal 2018 by $0 million or decrease the annual net periodic postretirement benefit cost for fiscal 2018 by approximately $1 million.

Weighted-average assumptions used in the calculation of benefit plan expense for fiscal years ended:

	Postretirement Plans
	2018		2017		2016
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
Discount rate	4.09%	6.51%	4.04%	6.64%	4.70%	6.84%
Rate of compensation increase	N/A	7.37%	N/A	3.14%	N/A	3.10%

The estimated gains that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in fiscal 2019 are as follows (in millions):

	Postretirement Plans
	U.S. Plans	Non-U.S. Plans
Actuarial gain	$(1.1)	$(0.4)
Prior service credit	(2.6)	(0.2)
Total	$(3.7)	$(0.6)

Our projected estimated benefit payments (unaudited), which reflect expected future service, as appropriate, are as follows (in millions):

	Postretirement Plans
	U.S. Plans	Non-U.S. Plans
Fiscal 2019	$9.3	$2.9
Fiscal 2020	$8.2	$3.0
Fiscal 2021	$7.8	$3.1
Fiscal 2022	$7.4	$3.2
Fiscal 2023	$7.1	$3.3
Fiscal Years 2024 – 2028	$31.4	$19.1

Multiemployer Plans

We participate in several MEPPs that provide retirement benefits to certain union employees in accordance with various CBAs. The risks of participating in MEPPs are different from the risks of participating in single-employer pension plans. These risks include:

•	assets contributed to a MEPP by one employer are used to provide benefits to employees of all participating employers,
•	if a participating employer withdraws from a MEPP, the unfunded obligations of the MEPP allocable to such withdrawing employer may be borne by the remaining participating employers, and
•

if we withdraw from a MEPP, we may be required to pay that plan an amount based on our allocable share of the unfunded vested benefits of the plan, referred to as a withdrawal liability, as well as a share of the MEPP’s accumulated funding deficiency.

Our contributions to a particular MEPP are established by the applicable CBAs; however, our required contributions may increase based on the funded status of a MEPP and legal requirements, such as those set forth in the Pension Act, which requires substantially underfunded MEPPs to implement a FIP or a RP to improve their funded status. Factors that could impact the funded status of a MEPP include, without limitation, investment performance, changes in participant demographics, decline in the number of contributing employers, changes in actuarial assumptions and the utilization of extended amortization provisions. We believe that certain of the MEPPs in which we participate or have participated, including the PIUMPF, have material unfunded vested benefits. The Pension Act established three categories, or “zones”, for the funded status of plans. Among other factors, plans in the green zone are at least 80% funded and are designated as healthy, plans in the yellow zone are greater than 65% but less than 80% funded and are designated as endangered and plans in the red zone are generally less than 65% funded and are designated as critical or critical and declining. Each plan’s actuary must certify the plan status annually. Several of the MEPPs in which we participate or have participated, including PIUMPF, have been certified in the red zone for critical and declining. Our share of the contributions in PIUMPF have exceeded 5% of total plan contributions in recent plan years.

A FIP or RP requires a particular MEPP to adopt measures to correct its underfunded status. These measures may include, but are not limited to, an increase in our contribution rate from that provided in the applicable CBA, a reallocation of the contributions already being made by participating employers for various benefits to individuals participating in the MEPP, and/or a reduction in the benefits to be paid to future and/or current retirees. In addition, the Pension Act requires that a 5% surcharge be levied on employer contributions for the first year commencing shortly after the date the employer receives notice that the MEPP is certified in the red zone and a 10% surcharge on each succeeding year until a CBA is in place with terms and conditions consistent with the RP. On January 1, 2016, the surcharge we paid for PIUMPF increased from 10% to 15%.

In the normal course of business, we evaluate our potential exposure to MEPPs, including with respect to potential withdrawal liabilities. During fiscal 2018, we submitted formal notification to withdraw from PIUMPF and recorded an estimated withdrawal liability of $180.0 million. The estimated withdrawal liability assumes payment over 20 years, discounted at a credit adjusted risk-free rate of 3.83%. We expect PIUMPF’s demand related to the withdrawal to include both a payment for withdrawal liability and for our proportionate share of PIUMPF’s accumulated funding deficiency. We reserve the right to challenge any portion of the demand, including any portion related to the accumulated funding deficiency. The estimated withdrawal liability noted above excludes the potential impact of a future mass withdrawal of other employers from PIUMPF, which is not considered probable or reasonably estimable at this time. Due to the absence of specific information regarding matters such as PIUMPF’s current financial situation, our estimate is subject to revision. In addition, in fiscal 2018, we submitted formal notification to withdraw from Central States and recorded an estimated withdrawal liability of $4.2 million on a discounted basis. It is reasonably possible that we may incur withdrawal liabilities with respect to certain other MEPPs in connection with such withdrawals. Our estimate of any such withdrawal liability, both individually and in the aggregate, is not material for the remaining plans in which we participate.

At September 30, 2018 and September 30, 2017, we had withdrawal liabilities recorded of $247.8 million and $60.1 million, respectively. In addition to the contributions presented in the table below, for fiscal 2018, 2017 and 2016 we accrued $6.0 million, $1.9 million and $2.1 million, respectively, related to withdrawal liabilities. The impact of future withdrawal liabilities, future funding obligations or increased contributions may be material to our results of operations, cash flows and financial condition and the trading price of our Common Stock.

Approximately 43% of our employees are covered by CBAs or similar agreements, of which approximately 8% are covered by CBAs or similar agreements that have expired and another 6% are covered by CBAs or similar agreements that expire within one year.

The following table lists our participation in our multiemployer and other plans that are individually significant for the years ended September 30 (in millions):

Pension Fund	EIN / Pension Plan Number	Pension Act Zone Status		FIP / RP Status Pending / Implemented	Contributions (1)			Surcharge imposed?	Expiration CBA
		2018	2017		2018	2017	2016
U.S. Multiemployer plans:
Pace Industry Union- Management Pension Fund (2)	11-6166763 / 001	Red	Red	Implemented	$0.9	$3.5	$3.3	Yes	9/30/20 to 6/25/23
Other Funds (3)					0.5	1.6	1.2
Total Contributions:					$1.4	$5.1	$4.5

(1)	Contributions represent the amounts contributed to the plan during the fiscal year.
(2)

Our contributions for fiscal 2017 and 2016 exceeded 5% of total plan contributions. Although the plan data for fiscal 2018 is not yet available, we do not expect to continue to exceed 5% of total plan contributions due to our submission of notification to withdraw from PIUMPF.

(3)	Two additional MEPPs in which we participate have been certified as critical and declining.

Defined Contribution Plans

We have 401(k) and other defined contribution plans that cover certain of our U.S., Canadian and other non-U.S. salaried union and nonunion hourly employees, generally subject to an initial waiting period. The 401(k) and other defined contribution plans permit participants to make contributions by salary reduction pursuant to Section 401(k) of the Code or the taxing authority in the jurisdiction in which they operate. Due primarily to acquisitions, CBAs and other non-U.S. defined contribution programs, we have plans with varied terms. At September 30, 2018, our contributions may be up to 7.5% for U.S. salaried and non-union hourly employees, consisting of a match of up to 5% and an automatic employer contribution of 2.5%. Certain other employees who receive accruals under a defined benefit pension plan, certain employees covered by CBAs and non-U.S. defined contribution programs receive generally up to a 3.0% to 4.0% contribution to their 401(k) plan or defined contribution plan. During fiscal 2018, 2017 and 2016, we recorded expense of $113.7 million, $104.1 million and $86.5 million, respectively, related to matching contributions to the 401(k) plans and other defined contribution plans, including the automatic employer contribution.

Supplemental Retirement Plans

We have Supplemental Plans that are nonqualified deferred compensation plans. We intend to provide participants with an opportunity to supplement their retirement income through deferral of current compensation. Amounts deferred and payable under the Supplemental Plans are our unsecured obligations and rank equally with our other unsecured and unsubordinated indebtedness outstanding. Participants’ accounts are credited with investment gains and losses under the Supplemental Plans in accordance with the participant’s investment election or elections (or default election or elections) as in effect from time to time. At September 30, 2018, the Supplemental Plans had assets totaling $174.2 million that are recorded at market value, and liabilities of $178.1 million. The investment alternatives available under the Supplemental Plans are generally similar to investment alternatives available under 401(k) plans. The amount of expense we recorded for the current fiscal year and the preceding two fiscal years was not significant.